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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 25, 2004	Commission File Number 0-8707

NATURE'S SUNSHINE PRODUCTS, INC.
(Exact name of Registrant as specified in its charter)

Utah (State or other jurisdiction of incorporation or organization)	87-0327982 (IRS Employer Identification No.)
75 East 1700 South Provo, Utah 84606 (Address of principal executive offices and zip code)
(801) 342-4300 (Registrant's telephone number)

Item 7.    Financial Statements and Exhibits

  (c)
  The following exhibits are being furnished herewith:

  99.1*  Text of press release issued by Nature's Sunshine Products, Inc. dated February 25, 2004.

          * This information shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 12.    Results of Operations and Financial Condition

        The information contained in this Item 12 and the exhibit hereto are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

        On February 25, 2004, the Registrant issued a press release regarding its financial results for its fiscal quarter and year ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2004	NATURE'S SUNSHINE PRODUCTS, INC.

	By:	/s/ CRAIG D. HUFF
	Name:	Craig D. Huff
	Title:	Chief Financial Officer and Secretary

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  Item 7. Financial Statements and Exhibits
  Item 12. Results of Operations and Financial Condition
SIGNATURES